EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
FEBRUARY 2020 MONTHLY DIVIDEND AND
JANUARY 31, 2020 RMBS PORTFOLIO CHARACTERISTICS

•	February 2020 Monthly Dividend of $0.08 Per Share of Common Stock
•	RMBS Portfolio Characteristics as of January 31, 2020
•	Next Dividend Announcement Expected March 18, 2020

Vero Beach, Fla., February 12, 2020 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of February 2020. The dividend of $0.08 per share will be paid March 27, 2020, to holders of record of the Company’s common stock on February 28, 2020, with an ex-dividend date of February 27, 2020.  The Company plans on announcing its next common stock dividend after the Board’s meeting on March 18, 2020.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 11, 2020, the Company had 64,524,495 shares of common stock outstanding. As of January 31, 2020, the Company had 63,633,908 shares outstanding. As of December 31, 2020, the Company had 63,061,781 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2020 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae and CMOs, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2018.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Jan 2020	Nov - Jan	Modeled	Modeled
					Net			Weighted	CPR	2020 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Feb)	in Feb)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
Post Reset ARM	$959	$986	0.03%	$102.78	4.51%	4.96%	186	175	0.00%	0.00%	$3	$(2)
Fixed Rate CMO	276,925	289,275	7.60%	104.46	4.20%	4.56%	27	330	14.50%	18.29%	882	(1,568)
15yr 4.0	18,407	19,492	0.51%	105.89	4.00%	4.45%	20	153	11.36%	14.17%	216	(252)
15yr Total	18,407	19,492	0.51%	105.89	4.00%	4.45%	20	153	11.36%	14.17%	216	(252)
20yr 4.0	78,993	85,991	2.26%	108.86	4.00%	4.48%	30	205	10.30%	9.69%	1,587	(1,696)
20yr Total	78,993	85,991	2.26%	108.86	4.00%	4.48%	30	205	10.30%	9.69%	1,587	(1,696)
30yr 3.0	199,413	205,676	5.40%	103.14	3.00%	3.91%	7	352	2.27%	3.16%	3,066	(4,300)
30yr 3.5	1,175,801	1,242,718	32.63%	105.69	3.50%	4.16%	6	352	4.16%	4.73%	17,305	(23,630)
30yr 4.0	1,004,994	1,082,331	28.42%	107.70	4.00%	4.59%	17	340	12.75%	16.25%	13,327	(17,504)
30yr 4.5	476,410	523,045	13.73%	109.79	4.50%	5.01%	11	347	13.03%	13.54%	4,957	(6,810)
30yr 5.0	252,508	281,926	7.40%	111.65	5.00%	5.51%	20	337	15.91%	15.92%	3,046	(3,731)
30yr Total	3,109,126	3,335,696	87.59%	107.29	3.90%	4.52%	11	346	9.13%	11.54%	41,701	(55,975)
Total Pass Through RMBS	3,484,410	3,731,440	97.98%	107.09	3.93%	4.53%	13	340	9.59%	12.16%	44,389	(59,493)
Structured RMBS
Interest-Only Securities	405,173	52,955	1.39%	13.07	4.00%	4.59%	67	281	21.28%	23.55%	(5,946)	7,375
Inverse Interest-Only Securities	183,284	23,924	0.63%	13.05	3.42%	4.86%	67	284	11.22%	13.83%	868	(1,586)
Total Structured RMBS	588,457	76,879	2.02%	13.06	3.82%	4.68%	67	282	18.15%	20.52%	(5,078)	5,789
Total Mortgage Assets	$4,072,867	$3,808,319	100.00%		3.91%	4.55%	21	332	10.83%	13.58%	$39,311	$(53,704)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(500,000)	Dec-2020									(1,875)	1,875
Swaps	(1,270,000)	Oct-2023									(25,275)	25,275
5-Year Treasury Futures	(69,000)	Mar-2020(2)									(2,149)	1,965
TBA Short	(300,000)	Feb-2020									(1,254)	1,876
Swaptions	(250,000)	Apr-2020									(173)	1,754
Hedge Total	$(2,389,000)										$(30,726)	$32,745
Rate Shock Grand Total											$8,585	$(20,959)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five year treasury futures contracts were valued at prices of $120.32 at January 31, 2020. The market value of the short position was $83.0 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of January 31, 2020			As of January 31, 2020
Fannie Mae	$2,349,892	61.7%	Non-Whole Pool Assets	$555,512	14.6%
Freddie Mac	1,458,427	38.3%	Whole Pool Assets	3,252,807	85.4%
Total Mortgage Assets	$3,808,319	100.0%	Total Mortgage Assets	$3,808,319	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of January 31, 2020	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$420,185	11.3%	1.84%	11	2/20/2020
J.P. Morgan Securities LLC	380,446	10.5%	1.75%	12	2/28/2020
Mirae Asset Securities (USA) Inc.	337,302	9.3%	1.96%	11	2/13/2020
Cantor Fitzgerald & Co	298,553	8.2%	1.74%	12	2/12/2020
Mitsubishi UFJ Securities (USA), Inc	280,152	7.7%	1.75%	65	4/13/2020
Citigroup Global Markets Inc	213,190	5.9%	1.76%	12	2/14/2020
ASL Capital Markets Inc.	206,626	5.7%	1.78%	15	2/28/2020
ABN AMRO Bank N.V.	206,319	5.7%	1.72%	11	2/14/2020
ED&F Man Capital Markets Inc	201,385	5.6%	1.97%	9	2/13/2020
RBC Capital Markets, LLC	168,764	4.7%	1.78%	14	2/28/2020
ING Financial Markets LLC	165,457	4.6%	1.75%	17	2/26/2020
South Street Securities, LLC	149,064	4.1%	2.49%	58	4/9/2020
Daiwa Securities America Inc.	112,436	3.1%	1.94%	7	2/10/2020
ICBC Financial Services LLC	96,319	2.7%	1.75%	28	2/28/2020
Guggenheim Securities, LLC	90,875	2.5%	1.75%	22	2/28/2020
FHLB-Cincinnati	88,885	2.5%	1.67%	3	2/3/2020
Lucid Cash Fund USG LLC	65,922	1.8%	1.79%	13	2/13/2020
Bank of Montreal	58,418	1.6%	1.78%	13	2/13/2020
Nomura Securities International, Inc.	46,775	1.3%	1.74%	12	2/12/2020
J.V.B. Financial Group, LLC	28,979	0.8%	1.75%	18	2/18/2020
Merrill Lynch, Pierce, Fenner & Smith	9,116	0.3%	2.31%	3	2/3/2020
Mizuho Securities USA, Inc	1,911	0.1%	2.20%	19	2/19/2020
Total Borrowings	$3,627,079	100.0%	1.83%	18	4/13/2020

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400